UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2015

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2015, the Board of Directors of MDU Resources Group, Inc. (the “Company”) approved amendments to the Company’s Bylaws, effective April 2, 2015.

Advance Notice Provisions

Sections 2.08 and 2.09 of the Bylaws, which govern the process by which stockholders may nominate directors and propose other business for consideration at an annual meeting of stockholders, have been amended to provide that a stockholder must give notice to the Company of his intent to make such nomination or propose such business not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Previously there was a beginning date for the notice period, which was not earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders.

The Company’s proxy statement for the annual meeting of stockholders to be held on April 28, 2015, in the sections entitled “2016 Annual Meeting of Stockholders – Director Nominations, – Other Meeting Business and – Discretionary Voting”, describes requirements under the Company’s Bylaws for stockholders who may wish to nominate directors or bring other business before the 2016 annual meeting. As a result of the amendments to the Bylaws discussed above, the deadline for stockholders to provide notice to the Company’s corporate secretary of a director nomination or proposal of other business for the 2016 annual meeting remains January 29, 2016, but the previous requirement to submit such notice not earlier than December 30, 2015 no longer applies. The notice must include the information specified in the Bylaws, and the stockholder must otherwise comply with the requirements of the Bylaws.

The Bylaw amendments do not affect the date by which stockholder proposals must be submitted to the Company under the Securities and Exchange Commission’s proxy rules, which remains November 19, 2015.

Sections 2.08 and 2.09 of the Bylaws, as amended, marked to show changes from the prior provisions, are filed as Exhibit 3.1 hereto.

Director Qualifications
Section 3.02 of the Bylaws has been amended to remove the provision that disqualifies a person for service as a director of the Company if such person is a party to or beneficiary of any agreement, arrangement or understanding, whether direct or indirect, with any person or entity other than the Company providing for, or if such person has received, directly or indirectly, from any person or entity other than the Company, any compensation, payment or other benefit relating to such person’s service as a director of the Company.

Section 3.02 of the Bylaws, as amended, marked to show changes from the prior provision, is filed as Exhibit 3.2 hereto.

Forum Selection

Section 7.09, the forum selection provision, has been deleted from the Bylaws.

The foregoing description of the Bylaw amendments is qualified in its entirety by reference to the full text of these amendments set forth in Exhibits 3.1 and 3.2 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

3.1
Sections 2.08 and 2.09 of the Bylaws of MDU Resources Group, Inc., as amended on April 2, 2015, marked to show changes from Sections 2.08 and 2.09 of the Bylaws, as amended and restated on August 14, 2014

3.2	Section 3.02 of the Bylaws of MDU Resources Group, Inc., as amended on April 2, 2015, marked to show changes from Section 3.02 of the Bylaws, as amended and restated on August 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2015

MDU RESOURCES GROUP, INC.

By:	/s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1
Sections 2.08 and 2.09 of the Bylaws of MDU Resources Group, Inc., as amended on April 2, 2015, marked to show changes from Sections 2.08 and 2.09 of the Bylaws, as amended and restated on August 14, 2014

3.2	Section 3.02 of the Bylaws of MDU Resources Group, Inc., as amended on April 2, 2015, marked to show changes from Section 3.02 of the Bylaws, as amended and restated on August 14, 2014